UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 27, 2005
                                                  --------------

                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

          Connecticut                    000-24751             06-1514263
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)

 5 Bissell Street, Lakeville, Connecticut                           06039-1868
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(Address of principal executive offices)                            (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))


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Form 8-K, Current Report
Salisbury Bancorp, Inc.


Section 7.  Regulation FD

Item 7.01.  Regulation FD Disclosure
------------------------------------

     A summary of the remarks, which John F. Perotti, Chairman and Chief Executive Officer, made at the Annual Meeting, is attached as Exhibit 99.1.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

            (c)  Exhibits
                 99.1 Press Release dated April 27, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: April 28, 2005                         SALISBURY BANCORP, INC.


                                              By:  /s John F. Perotti
                                                   -----------------------------

                                                   John F. Perotti, Chairman and
                                                   Chief Executive Officer